SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549


                        FORM 8-K


                     Current Report


         Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):
         December 31, 2001 (December 31, 2001)



            GREAT PLAINS ENERGY INCORPORATED
 (Exact name of registrant as specified in its charter)



                        0-33207
                (Commission file number)


       MISSOURI                		 43-1916803
    (State of other 		      (I.R.S. Employer
jurisdiction of incorporation or     Identification No.)
     organization)


                   1201 Walnut
           Kansas City, Missouri  64106
     (Address of principal executive offices)


                  (816) 556-2200
  (Registrant's telephone number, including area
                      code)


                  NOT APPLICABLE
 (Former name or former address, if changed since
                   last report)

ITEM 5. OTHER EVENTS

     Attached are copies of two press releases issued today by Great Plains Energy Incorporated.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibit
     Number
     -------

     99-1     Press  Release  issued December  31,  2001,  by
              Great Plains Energy Incorporated.

     99-2     Press  Release  issued December  31,  2001,  by
              Great Plains Energy Incorporated.



                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        GREAT PLAINS ENERGY INCORPORATED

                        /s/Jeanie Sell Latz

                        Senior Vice President-Corporate
                        Services


Date:     December 31, 2001